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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                             _____________________



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                November 21, 2002
                Date of Report (Date of earliest event reported)


                             _____________________

                              NEOTHERAPEUTICS, INC.

             (Exact name of registrant as specified in its charter)

          Delaware                    000-28782                93-0979187
(State or other Jurisdiction   (Commission File Number)      (IRS Employer
           of Incorporation)                              Identification Number)

       157 Technology Drive                                      92618
        Irvine, California                                     (Zip Code)
(Address of principal executive offices)

                                 (949) 788-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report

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Item 5.       Other Events

              On November 21, 2002, NeoTherapeutics, Inc. ("NeoTherapeutics") issued a press release announcing that it had issued 356,956 shares of common stock in a private placement to settle $628,190.09 in vendor payables. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 7(c).    Exhibits

Exhibits:
--------
  4.1       Form of Settlement Agreement and Release
  4.2 Settlement Agreement and Release dated as of October 22, 2002 by and between NeoTherapeutics, Inc. and Symbion Research International, Inc.
 99.1       Press release dated November 21, 2002

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEOTHERAPEUTICS, INC.


Date:    November 21, 2002          By:          /s/ Rajesh C. Shrotriya
                                           -----------------------------------
                                    Name:  Rajesh C. Shrotriya, M.D.
                                    Title: Chairman of the Board,
                                           Chief Executive Officer and President

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EXHIBIT INDEX

Exhibits:
--------
  4.1         Form of Settlement Agreement and Release
  4.2 Settlement Agreement and Release dated as of October 22, 2002 by and between NeoTherapeutics, Inc. and Symbion Research International, Inc.
 99.1         Press release dated November 21, 2002